UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) December 21, 2006

                            SOUTH TEXAS OIL COMPANY
	      --------------------------------------------------
              (Exact name of Registrant as specified in charter)


            Nevada                  0-50732              74-2949620
-----------------------------     -----------         ----------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
       of incorporation)          File Number)         Identification)

       2881 CR 2880, Big Foot, TX                           78005
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(Address of principal executive offices)                 (Zip Code)

        P.O. Box 340504, Austin, TX                         78734
       -------------------------------                    ---------
               (Mailing Address)                         (Zip Code)

                  210-568-9760 (Telephone) 210-568-9761 (Fax)
                  -------------------------------------------
                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under  the  Securities  Act (17
     CFR 230.425)

[  ] Soliciting   material  pursuant  to  Rule  14a-12  under  the Exchange Act
     (17 CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under   the
     Exchange Act (17 CFR 40.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01    Completion of Acquisition or Disposition of Assets.

On November 2, 2006, South Texas Oil Company issued a news release reporting that South Texas Oil Company has signed a Letter of Intent for the purchase of at least 50% and up to 75% working interest (WI) and 60% Royalty Interest (RI), in approximately 20,000 acres in the DJ basin in Northeast Colorado at a cost of $15 million if the full 75% working interest is acquired.

   a) On December 20, 2006, South Texas Oil Company acquired half of the 75% working interest it intends acquiring from Doud Oil & Gas Company in these leases. The remaining 37.5% working interest is expected to be acquired in January 2007.

   b) South Texas Oil Company has acquired a 37.5% working interest in approximately 20,000 acres of mineral leases in the DJ basin in Northeast Colorado.

   c) There exists no material relationship other than in respect of the transaction, between the registrant or any of its affiliates, or any officer and director and Doud Oil & Gas Company.

   d) South Texas Oil Company issued 2,419,335 shares of restricted common stock for a consideration of $7,500,000 based upon a five day closing average of the South Texas Oil Company shares as agreed upon when the original Letter of Intent was signed.

SECTION 8 - OTHER EVENTS

ITEM 8.01    Other Events.

On November 2, 2006, South Texas Oil Company issued a news release reporting that South Texas Oil Company has signed a Letter of Intent for the purchase of at least 50% and up to 75% working interest (WI) and 60% royalty Interest (RI), in approximately 20,000 acres in the DJ basin in Northeast Colorado at a cost of $15 million if the full 75% working interest is acquired.

On December 21, 2006, South Texas Oil Company issued a news release reporting that South Texas Oil Company has acquired half of the 75% working interest it intends acquiring from Doud Oil & Gas Company in these leases. A copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits.

     (a) Financial Statements.

             Not applicable.

     (b) Pro Forma Financial Information.

             Not applicable.

     (c) Exhibits

Exhibit Number      Description
--------------	    -------------------------------------
99.1                Press Release dated December 21, 2006


          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2006

               South Texas Oil Company

               By: /s/ Murray N. Conradie
               -----------------------------
               Murray N. Conradie, Chief Executive Officer